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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - January 4, 2001


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                               THE MONY GROUP INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                                   13-3976138
  (State or other jurisdiction of               1-14603                (IRS Employer
           Incorporation)              (Commission File Number)     Identification No.)

            The MONY Group Inc.
               1740 Broadway
            New York, New York                                          10019
 (Address of principal executive offices)                             (Zip Code)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)


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                                       N/A
             (Former name or address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

              (C) Exhibits.

              99.1  Press Release of The MONY Group Inc., dated January 4, 2001.

ITEM 9.    REGULATION FD DISCLOSURE

               The MONY Group Inc. published a press release on January 4, 2001 which is included herewith as Exhibit 99.1.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE MONY GROUP INC.



                                  By:   /s/  Richard Daddario
                                      -----------------------------------------
                                          Richard Daddario
                                          Executive Vice President and Chief
                                            Financial Officer



Date: January 4, 2001



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                                  Exhibit Index


        99.1   Press Release of The MONY Group Inc., dated January 4, 2001.